UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Pernix Therapeutics Holdings, Inc.
(Name of Registrant as Specified in its Charter)

__________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PERNIX THERAPEUTICS HOLDINGS, INC.
10003 Woodloch Forest Drive, #950
The Woodlands, Texas 77380

April 26, 2013

To Our Stockholders:

You are cordially invited to join us at our 2013 Annual Meeting of Stockholders to be held at the main office of Pernix Therapeutics Holdings, Inc. at 10003 Woodloch Forest Drive, Suite 950, The Woodlands, Texas 77380 on June 19, 2013 at 11:00am, local time.  For directions to attend the meeting and vote in person, please visit our proxy website at https://www.iproxydirect.com/PTX.

The attached Notice of Annual Meeting and Proxy Statement describe the matters proposed by your Board of Directors to be considered and voted upon by our stockholders at the 2013 Annual Meeting.

Once again, we are taking advantage of the Securities and Exchange Commission’s Notice and Access proxy rule, which allows companies to furnish proxy materials via the Internet as an alternative to the traditional approach of mailing a printed set to each stockholder. We believe this approach provides you, as our stockholders, the proxy materials you need while reducing printing and postage costs associated with delivery and reducing the environmental impact of our Annual Meeting. In accordance with these rules, we have sent a Notice of Internet Availability of Proxy Materials to those stockholders who have not previously elected to receive a printed set of proxy materials. The Notice contains instructions on how to access our Proxy Statement and Annual Report to Stockholders, as well as how to vote online, by telephone, or in person at the 2013 Annual Meeting.

Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Annual Meeting. Please vote your shares online or by telephone or, if you received a printed set of proxy materials by mail, by returning the accompanying proxy card. Further instructions on how to vote your shares can be found in our Proxy Statement.

Thank you for your support of our company.

Sincerely,

Cooper C. Collins President and Chief Executive Officer

PERNIX THERAPEUTICS HOLDINGS, INC.
10003 Woodloch Forest Drive, #950
The Woodlands, Texas 77380

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2013 Annual Meeting of the Stockholders of Pernix Therapeutics Holdings, Inc., a Maryland corporation (the “Company”), will be held at the main office of Pernix Therapeutics Holdings, Inc. at 10003 Woodloch Forest Drive, Suite 950, The Woodlands, Texas 77380 on June 19, 2013 at 11:00am, local time, to vote upon the following matters:

●	to elect five directors for a term of one year;

●	to approve, on an advisory basis, our executive compensation as disclosed in the attached proxy statement (“say-on-pay”);

●	to hold an advisory vote on how frequently the Company should hold a say-on-pay vote;

●	to ratify the selection of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

●	to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 22, 2013 are entitled to notice of, and to vote at, the 2013 Annual Meeting.

Once again, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we have decided to provide access to these materials via the Internet. This delivery method reduces the amount of paper necessary to produce these materials, as well as the costs associated with printing and mailing these materials to all stockholders. Accordingly, on April 26, 2013, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of April 22, 2013 and posted our proxy materials on our website as described in the Notice. As explained in greater detail in the Notice, all stockholders may access our proxy materials on our website or may request a printed set of our proxy materials. In addition, the Notice and website provide information on how to request to receive all future proxy materials in printed form or electronically.

Your vote is important. If you are unable to attend in person and wish to have your shares voted, please vote as soon as possible, whether online, by telephone, or by returning a proxy card sent to you in response to your request for printed proxy materials.

By Order of the Board of Directors

Cooper C. Collins President and Chief Executive Officer

The Woodlands, Texas
April 26, 2013

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF OUR PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 19, 2013.

This proxy statement and our 2012 annual report are available at https://www.iproxydirect.com/PTX

PERNIX THERAPEUTICS HOLDINGS, INC.
10003 Woodloch Forest Drive, #950
The Woodlands, Texas 77380

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS,
THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving these proxy materials?

A:
You are receiving these proxy materials because you owned shares of common stock of our company, Pernix Therapeutics Holdings, Inc. (the “Company”), at the close of business on April 22, 2013, and, therefore, are eligible to vote at the Company’s 2013 annual meeting of stockholders (the “Annual Meeting”).  Our board of directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting.

Q:	Why did I receive the one-page Notice of Internet Availability of Proxy Materials?

A:
Since we are providing proxy materials to you primarily online, instead of mailing printed copies to each owner of our common stock, you received a one-page Notice of Internet Availability of Proxy (the “Notice”).  The Notice was mailed to stockholders beginning April 26, 2013 and it directs you to a website where you can view our proxy materials, including this proxy statement and our annual report.  If you would like to obtain a paper copy of the proxy materials, including our annual report, please follow the instructions on the Notice.

Q:	On what matters will I be voting?

A:
At the Annual Meeting, our stockholders will be asked (1) to elect five directors to each serve a one-year term; (2) to approve, on an advisory basis, our executive compensation as disclosed in this proxy statement (the “say-on-pay” vote); (3) to hold an advisory vote on how frequently we should hold a say-on-pay vote (the “frequency” vote); and (4) to ratify the appointment of Cherry Bekaert LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2013.

Q:	Could other matters be considered and voted upon at the Annual Meeting?

A:
Our Board does not expect to bring any other matter before the Annual Meeting and is not aware of any other matter that may be considered at the Annual Meeting.  In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the Annual Meeting.  However, if any other matter does properly come before the Annual Meeting, the proxy holders will vote the proxies as the Board may recommend.

Q:	Where and when will the Annual Meeting be held?

A:	The Annual Meeting will be held at the main office of Pernix Therapeutics Holdings, Inc. at 10003 Woodloch Forest Drive, Suite 950, The Woodlands, Texas 77380 on June 19, 2013 at 11:00am, local time.

Q:	How can I obtain directions to the Annual Meeting?

A:	For directions to the location of our Annual Meeting, please visit our proxy website at https://www.iproxydirect.com/PTX.

Q:	Who is soliciting my proxy?

A:
Our Board is soliciting your proxy to vote at the Annual Meeting.  By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at the Annual Meeting as you have instructed.

Q:	How many votes may I cast?

A:	Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the record date.

Q:	How many votes can be cast by all stockholders?

A:
Our common stock is the only class of security outstanding and entitled to vote at the Annual Meeting.  As of the record date, we had 37,584,263 shares of common stock outstanding, each of which is entitled to one vote.

Q:	How many shares must be present to hold the Annual Meeting?

A:	Our bylaws provide that 50% of the total number of shares of common stock outstanding constitutes a quorum and must be present in person or by proxy to conduct a meeting of our stockholders.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.”  The Notice has been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.”  The Notice has been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record.  If you are a beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following the instructions that they have included with these proxy materials.

Q:	How do I vote?

A:	You may vote using any of the following methods:

●
In person at the Annual Meeting:   You may vote in person at the Annual Meeting, either by attending the Annual Meeting yourself or authorizing a representative to attend the Annual Meeting on your behalf.  You may also execute a proper proxy designating that person.  If you are a beneficial owner of shares held in street name, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the Annual Meeting.

●
Other ways to vote:  You may also vote online or by telephone as instructed on the Notice, or by returning a proxy card or voting instruction form sent to you in response to your request for printed proxy materials.

Q:	Once I deliver my proxy, can I revoke or change my vote?

A:
Yes.  You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering timely a proxy with a later date, or by voting in person at the Annual Meeting.

Q:	Can my shares be voted if I do not return the proxy card and do not attend the Annual Meeting in person?

A:
If you are a stockholder of record and do not vote the shares held in your name, your shares will not be voted.  However, the Company may vote your shares if you have returned a blank or incomplete proxy card (see “What happens if I submit a proxy without voting instructions?” below regarding record holders).

If you are the beneficial owner of shares held in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”).  Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters.  The proposal to ratify the appointment of the independent auditor is generally considered a “routine” matter, while each of the say-on-pay vote, the frequency vote, and the proposal to elect directors is a “non-routine” matter.

Q:	What happens if I submit a proxy without voting instructions?

A:
• Record holders:  If you are a stockholder of record and submit a proxy without voting instructions, your shares will be voted (1) FOR each of the five director nominees, (2) FOR approval of our executive compensation as disclosed in this proxy statement, (3) to hold a say-on-pay vote EVERY YEAR, and (4) FOR the ratification of the appointment of Cherry Bekaert LLP as our independent auditor for the fiscal year ending December 31, 2013.

• Street holders:  If you are a beneficial owner of shares and do not give voting instructions to your broker, bank, or nominee, they will only be entitled to vote your shares with respect to “routine” items, such as the proposal to ratify the appointment of the independent auditor.

Q:	What are my voting options for each proposal? How does the Board of Directors recommend that I vote? How many votes are required to approve each proposal? How are votes counted?

A:
The following chart explains what your voting options are with regard to each matter proposed in this proxy statement, how our Board recommends that you vote, and what vote is required for that proposal to be approved:

Proposal	Your Voting Options	Recommendation of the Board of Directors	Vote Required for Approval
Election of Directors	You may vote “FOR” all nominees, “AGAINST” all nominees, or “FOR” all but one or more nominees.	The Board recommends you vote “FOR” all five nominees.	plurality of the votes cast
Say-on-Pay (advisory)	You may vote “FOR” or “AGAINST” this proposal or you may “ABSTAIN” from voting.	The Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.	affirmative vote of a majority of the votes cast
Say-on-Frequency (advisory)	You may vote to hold a say-on-pay vote every “1 YEAR,” “2 YEARS,” “3 YEARS,” or you may “ABSTAIN” from voting.	The Board recommends you vote to hold a say-on-pay vote every “1 YEAR.”	plurality of the votes cast
Ratification of Selection of Auditors for 2013	You may vote “FOR” or “AGAINST” this proposal or you may “ABSTAIN” from voting.	The Board recommends that you vote “FOR” ratification of our selection of Cherry Bekaert LLP as our independent registered public accounting firm for 2013.	affirmative vote of a majority of the votes cast

Any Other Matters.   Any other matters coming before the Annual Meeting will be decided by the affirmative vote of a majority of the votes cast, except as otherwise provided by statute, regulation, or our articles of incorporation or bylaws.

Q:	What effect do abstentions and broker non-votes have on each proposal?

A:	Because director elections and the frequency vote will be decided by plurality vote, abstentions and broker non-votes have no effect on either of those proposals.

Abstentions and broker-non votes are not considered “votes cast.”  Therefore, with regard to the say-on-pay vote and the ratification of auditors, abstentions and broker non-votes will reduce the number (but not the percentage) of affirmative votes needed to pass the proposal.

Q:	Who pays for soliciting proxies?

A:
We are paying for all costs of soliciting proxies.  Our directors, officers, and employees may request the return of proxies by mail, telephone, Internet, telefax, telegram, or personal interview.  We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies.  We will reimburse them for their expenses.

Q:	What happens if the Annual Meeting is postponed or adjourned?

A:	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

Q:	How can stockholders present proposals for inclusion in our proxy materials relating to our 2014 annual meeting?

A:
Any stockholder who wishes to present a proposal for inclusion in our proxy materials relating to our 2014 annual meeting must give us notice in advance of the meeting in accordance with Rule 14a-8(c) as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This rule requires that notice must be received by our corporate secretary at our principal executive offices no later than December 27, 2013, although this date will change if the date of our 2014 annual meeting is 30 calendar days earlier or later than June 19, 2014. Our principal executive offices are located at 10003 Woodloch Forest Drive, #950, The Woodlands, 77380. All stockholder proposals and recommendations for nomination for director must comply with Article III of our bylaws in order to be eligible for consideration at a stockholders’ meeting. Any individual recommended by a stockholder as a candidate for director must satisfy the director qualification requirements contained in Article IV of our bylaws in order to serve as a member of our Board.

Stockholders should refer to the bylaws for a complete description of the requirements. Our bylaws are filed with the SEC and also may be obtained as described under “Corporate Governance – Availability of Corporate Governance Documents.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table describes, as of April 22, 2013, the beneficial ownership of our common stock by each person known to us to be the beneficial owner of five percent or more of our outstanding common stock, other than Cooper C. Collins, Steve Elms, and James E. Smith, Jr., whose beneficial ownership is reflected in the next chart (“Security Ownership of Directors and Executive Officers”).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)

Orbimed Advisors, LLC 601 Lexington Avenue, 54th Floor New York, NY 10022	2,518,000(2)	6.7%

Sageview Capital Master, L.P. 55 Railroad Avenue Greenwich, CT 06830	2,147,239(3)	5.7%

Aisling Capital III, LP 888 Seventh Avenue, 30th Floor New York, NY 10106	2,000,000(4)	5.3%

Brandon Belanger 10003 Woodloch Forest Drive, #950 The Woodlands, Texas 77380	1,979,238(5)	5.3%

Emily E. Bonner Deville 10003 Woodloch Forest Drive, #950 The Woodlands, Texas 77380	1,979,238(6)	5.3%

(1)	Based on 37,584,263 shares of our common stock outstanding on April 22, 2013.
(2)
Based on a joint Schedule 13G/A filed with the SEC on February 14, 2013 by (a) Orbimed Advisors, LLC, which has shared voting and dispositive power over 943,400 shares; (b) Orbimed Capital LLC, which has shared voting and shared dispositive power over 1,574,600 shares; and (c) Samuel D. Isaly, who has shared voting and shared dispositive power over all reported shares.

(3)
Based on a joint Schedule 13D filed with the SEC on May 7, 2012 by Sageview Capital Master, L.P. (“Sageview Master”), which has sole voting and dispositive power over all reported shares, and the following persons or entities, each of which shares voting and dispositive power over all reported shares: (a) three limited partnerships that collectively own 100% of Sageview Master (together, the “Sageview Shareholders”); (b) the entity that serves as general partner of each Sageview Shareholder (“Sageview Capital GenPar”); (c) the sole owner of Sageview Capital GenPar (“Sageview GenPar”); (d) the general partner of Sageview GenPar (“Sageview MGP”); and (e) two managing members of Sageview MGP, Edward A. Gilhuly and Scott M. Stuart.

(4)
Based on a joint Schedule 13D dated filed on August 8, 2011 with the SEC by the following:  Aisling Capital III, LP and its general partner, Aisling Capital Partners III, LP, each of which may be deemed to have sole voting and dispositive power over all reported shares; Aisling Capital Partners III, LLC (the general partner of Aisling Capital Partners III, LP), its managing member, Dennis Purcell, and two other principals, Steven Elms, and Andrew Schiff, each of which may be deemed to have shared voting and dispositive power of all reported shares.  Note that these shares are also reported under “Security Ownership of Directors and Executive Officers” as beneficially owned by Mr. Elms, who serves as a director of our Company.

(5)
Based on a Schedule 13D/A filed on July 29, 2011 with the SEC by Mr. Belanger, who has sole voting and investment power over all shares reported.  Mr. Belanger is employed by the Company as our National Sales Director - Gastroenterology.

(6)
Based on a Schedule 13D/A filed on July 29, 2011 with the SEC by Ms. Bonner Deville, who has sole voting and investment power over all shares reported.  Ms. Bonner Deville is employed by the Company as our Vice President of Sales Training and Compliance.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table describes, as of April 22, 2013, the beneficial ownership of our common stock by each of our current directors and director nominees, each of our named executive officers as listed in the Fiscal 2012 Summary Compensation Table, and all of our current directors and executive officers as a group.

Name of Beneficial Owner	Shares Acquirable within 60 Days upon Exercise of Stock Options	Shares of Restricted Stock (1)	Total Number of Shares Beneficially Owned (2)	Percentage of Class (3)
Directors
Michael C. Pearce	35,000	10,000	71,667	*
Cooper C. Collins(4)	--	--	8,906,571	23.7%
Anthem Blanchard	35,000	10,000	80,000	*
Steven Elms(5)	3,333	6,667	2,013,333	5.4%
James E. Smith, Jr.	35,000	10,000	5,040,904	13.4%
Named Executive Officers
David Becker(6)	--	--	--	*
Charles Hrushka(6)	--	--	--	*
All current directors and executive officers as a group (6 persons)	108,333	134,321	16,223,667	43.0%
———————
*           indicates less than 1%

(1)	Each holder of restricted stock has sole voting power but no investment power over the shares he beneficially owns.
(2)
The figures in this column include all shares currently beneficially owned by the respective holder with full voting and investment power, plus any amounts reported in the previous two columns (“Shares Acquirable within 60 Days upon Exercise of Stock Options” and “Shares of Restricted Stock”).

(3)	Based on 37,584,263 shares of our common stock outstanding on April 22, 2013.
(4)
Mr. Collins is also a Named Executive Officer.  The number of shares reported as beneficially owned by him include (a) 245,163 shares held by his wife, (b) 390,681 shares that are held in a grantor retained annuity trust for the benefit of his wife and children, and (c) 390,681 shares that are held in a grantor retained annuity trust for the benefit of himself and his children.

(5)
Includes 2,000,000 shares that are also reported as beneficially owned by Aisling Capital III, LP in note 5 of the previous table (“Security Ownership of Certain Beneficial Owners”). Mr. Elms is a principal of the general partner of Aisling Capital III, LP, the partnership that owns these 2,000,000 shares. Mr. Elms disclaims beneficial ownership of the shares owned by Aisling Capital III, LP except to the extent of his pecuniary interest therein.

6)	Neither Mr. Becker nor Mr. Hrushka are currently employed with our Company. Mr. Becker resigned effective March 31, 2013 and Mr. Hrushka resigned on January 18, 2013.

ELECTION OF DIRECTORS
(PROPOSAL 1)

General

Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board, and by resolution the Board has set the number of directors at five. The current term of office of all five of our directors expires at our Annual Meeting. At the recommendation of our Nominating Committee, our Board has re-nominated each of our current directors to serve a new term of office expiring at our 2014 annual meeting of stockholders or until his successor is duly elected and qualified.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. Each director nominee has indicated that he is willing and able to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of our meeting, the proxies will be voted for any nominee designated by our current Board to fill the vacancy. Under our bylaws, directors are elected by plurality vote.

Director Nominees

The following table sets forth certain information regarding our nominees for election as directors, including whether each has been determined by our Board to be “independent” as defined by the listing standards of The NASDAQ Stock Market, LLC (“NASDAQ”), his age, and how long he has served as a director of our Company.

Name & Age	Director Since	Independent
Michael C. Pearce, 51	2007	Yes
Cooper C. Collins, 34	2010	No
Anthem Blanchard, 33	2010	Yes
Steven A. Elms, 49	2011	Yes
James E. Smith, Jr. 60	2010	Yes

Biographic information for each director nominee is detailed below under “Biographies of Director Nominees.” Each director nominee’s biography contains information regarding that person’s service as a director, business experience, other directorships held currently or at any time during the last five years, and the experiences, qualifications, attributes, or skills that led the Nominating Committee and our Board to determine that the person should serve as a director for our Company.

The Board unanimously recommends a vote FOR each of the five nominees listed above.

 Director Nominations and Considerations

The Nominating Committee has established the following minimum qualifications that any prospective director nominee must satisfy before the Committee will recommend his or her nomination to our Board:

●	Director nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

●
Director nominees should have experience and the ability to exercise sound judgment in matters that relate to the current and long-term objectives of our Company and should be willing and able to contribute positively to the decision-making process of our Company.

●	Director nominees should have a commitment to understand our Company and its industry and to regularly attend and participate in meetings of our Board and its committees.

●
Director nominees should have the interest and ability to understand and consider the sometimes conflicting interests of the various constituencies of our Company, which include stockholders, employees, customers, governmental units, creditors and the general public, while remaining focused on acting in the interests of our stockholders.

●
Director nominees should not have, nor appear to have, a conflict of interest that would impair the director nominee’s ability to represent the interests of our stockholders and to fulfill the responsibilities of a director.

In addition to these minimum qualifications, the Nominating Committee will only recommend a director nominee to our Board if, following the election or appointment of that nominee:

●	A majority of the Board of Directors will be independent under NASDAQ listing rules.

●	Each of the Audit, Compensation and Nominating Committees of the Board of Directors will be comprised entirely of independent directors.

●
At least one member of the Audit Committee will have the experience, education, and other qualifications necessary to qualify as an “audit committee financial expert” as defined by the rules of the SEC.

Please see “The Board of Directors and Board Committees – Director Independence and Board Leadership Structure” for more information regarding the determination of director independence.

Consideration of Candidates Recommended by Stockholders

Our Board is open to suggestions from our stockholders on candidates for election to the Board. All nominations of candidates for election as directors must comply with Article III of our bylaws, which are on file with the SEC and available as described under “Corporate Governance – Availability of Corporate Governance Documents.” To serve as a member of our Board, nominees must satisfy the director qualification requirements detailed in Article IV of our bylaws as well as any established by the Nominating Committee (current qualifications are detailed above under “Director Nominations and Considerations”). The Nominating Committee’s policy is to consider director candidates recommended by stockholders on the same basis and in the same manner as it considers all other director candidates.

A stockholder may nominate a candidate for election as a director by sending the information relating to such person that is required to be disclosed in solicitation of proxies for the election of directors that is required by Regulation 14A promulgated under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director.

The information should be sent to the committee addressed as follows: Corporate Secretary, Pernix Therapeutics Holdings, Inc., 10003 Woodloch Forest Drive, Suite 950, The Woodlands, Texas 77380. In accordance with our bylaws, the nomination must be delivered, by personal delivery or first class mail, to this address (our principal executive offices), and must be received no earlier than 120 days prior and no later than 90 days prior to the anniversary date of the previous year’s annual meeting.

Biographies of Director Nominees

In choosing our directors, we have sought persons with the highest personal and professional ethics, integrity, and values, who can commit themselves to representing the long-term interests of our stockholders. Our directors must also have an inquisitive and objective perspective, practical wisdom, and mature judgment. Our directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on our Board for an extended period of time. In addition to these attributes, each of our directors has a strong and unique background and experience that led us to conclude that he should serve as a director of our Company. These qualifications are set forth below in each director’s biography. Additionally, in determining the composition of our Board, we consider the director independence and committee requirements of NASDAQ listing rules and all legal requirements.

Michael C. Pearce currently serves as the Chairman of our Board. He is a private investor with emphasis on the cleantech and healthcare industries. He has been a director of the Company since September 17, 2007 and Chairman since December 17, 2007. From his appointment as Chairman until the March 2010 merger of Golf Trust of America, Inc. (“GTA”) and Pernix Therapeutics, Inc. (“Pernix”) that created our Company, Mr. Pearce served as our Chief Executive Officer and President. Over the course of twenty-five years, he has been employed in various technology industry management positions. From late 1999 through 2001, he served as Chief Executive Officer of iEntertainment Network during a corporate restructuring. From 1996 to 1998, he served as Senior Vice President of Sales and Marketing of publicly-traded VocalTec Communications, returning in 1999 in a consulting capacity to its Chairman on matters pertaining to strategic alternatives, business development, and mergers and acquisitions. From 1983 to 1996, he was employed in various technology industry management positions, including Senior Vice President of Sales and Marketing at Ventana Communications, a subsidiary of Thomson Corporation; Vice President of Sales at Librex Computer Systems, a subsidiary of Nippon Steel; and National Sales Manager at Hyundai Electronics America. From 1979 to 1983, he attended Southern Methodist University. Mr. Pearce has served on the board of directors of Reliability, Inc., Swiss Precision Corporation, and AVP, Inc., and he currently serves on the boards of Spatializer Audio Laboratories, Inc. and Myrexis, Inc.

Relevant Experience:

•           Public company management
•           Strategic planning
•           Business development

Cooper C. Collins was appointed President and Chief Executive Officer and a director of our Company effective with the close of the merger between GTA and Pernix on March 9, 2010. Mr. Collins joined Pernix in 2002. He was appointed a director of Pernix in January 2007, Pernix’s President in December 2007, and Pernix’s Chief Executive Officer in June 2008, serving in those three capacities until the closing of the merger on March 9, 2010. From December 2005 to December 2007, Mr. Collins served as Vice President of Business and Product Development of Pernix, and from December 2003 to December 2005, he served as Pernix’s Territory Manager. Over Mr. Collins’ tenure as an executive with Pernix, he has been responsible for increasing the overall growth of the organization, overseeing product development and acquisitions, and managing the capital structure of Pernix. Before joining Pernix, Mr. Collins was employed by the New Orleans Saints, an NFL franchise, in their media relations department. Mr. Collins received a Bachelor of Arts from Nicholls State University while on a football scholarship and additionally received a Master of Business Administration from Nicholls State University. Mr. Collins serves on the board of Therapeutics MD.

Relevant Experience:

•           Operational knowledge of our business
•           Sales and marketing knowledge and experience
•           Strategic planning

Anthem Hayek Blanchard has been an independent director of the Company since March 9, 2010 and serves as a member of the Company’s Audit and Compensation Committees and as the Chairman of the Company’s Nominating Committee. Mr. Blanchard is the founder, President and CEO of Anthem Vault, Inc., a U.S.-based online precious metal retailer and non bank custodian providing customers with an easy and secure way to buy, hold and sell physical gold and silver bullion insured and stored in the U.S.A with independent, world-class vault operators. Prior to Anthem Vault, Mr. Blanchard served as CEO of nuMetra, Inc., a software manufacturer enabling IPTV service via delivery of broadband across the Internet. From September 2002 through August 2008, Mr. Blanchard served as one of the initial operational hires at online precious metal retailer and currency provider GoldMoney.com in the position of Director of Strategic Development and Marketing, which holds nearly $2 billion in client assets. Mr. Blanchard holds a Bachelor of Business Administration in Finance & Accounting from Emory University.

Relevant Experience:

•           Emerging company management
•           Business development
•           Financial expertise

Steven A. Elms has served as an independent director of the Company and also as the Chairman and financial expert of the Audit Committee since his appointment in 2011. He also serves on the Company’s Nominating and Compensation Committees. Mr. Elms is currently a Managing Partner at Aisling Capital, a leading private equity fund investing in life science companies. Previously, he was a senior member of the Life Sciences Investment Banking Group of Hambrecht & Quist and was involved in over 60 financing and M&A transactions, which helped clients raise in excess of $3.3 billion in capital. Mr. Elms served as a director of MAP Pharmaceuticals, Inc. from 2004 to 2011. He received an M.B.A. from the Kellogg Graduate School of Management at Northwestern University, and a B.A. in Human Biology from Stanford University.

Relevant Experience:

•           Financial expertise
•           Public company management
•           Audit committee experience

James E. (“Jim”) Smith, Jr. currently serves as the Chairman of the Company’s Compensation Committee and as a member of the Company’s Nominating Committee. He served as Chairman of the Board of Pernix from June 2008 until March 9, 2010, when he became a director of our Company upon the close of the merger between GTA and Pernix. Mr. Smith has also served as the managing partner of Stewart Title of Louisiana since 1987. Prior to joining Stewart Title, Mr. Smith founded Smith Law Firm, where he practiced from 1984 to 1987. Before founding the Smith Law Firm in 1984, Mr. Smith was a staff attorney for the Federal Energy Regulatory Commission of the U.S. Department of Energy from 1978 to 1980. From 1980 to 1983, he was Corporate Counsel for T. Smith & Son, Inc. Mr. Smith received his undergraduate degree from Boston College in 1975. He attended Cambridge University in England where he received an L.L.B. in 1978 and earned an L.L.M. in 1980 from George Washington University. Mr. Smith also obtained postgraduate legal training in admiralty law at Tulane University. Mr. Smith practices before the U.S. District Court for the Eastern District of Louisiana, the U.S. Court of Appeals for the Fifth Circuit, the U.S. Tax Court and the Supreme Court of Louisiana. He is a member of the New Orleans Bar Association, Louisiana State Bar Association (sections on Real Estate, Business, and Corporate Law), American Bar Association (sections on Real Estate, Corporations, Banking and Business Law, and Tax Law), Board of Trustees of the International Association of Gaming Attorneys, and the American Bar Association Committee on Gaming Law. Mr. Smith also serves as a director of various private corporations.

Relevant Experience:

•           Legal expertise
•           Private company management
•           Operational knowledge of our Company

CORPORATE GOVERNANCE

Our Board and management have adopted corporate governance practices designed to aid in the fulfillment of their respective duties and responsibilities to our stockholders. Together, our articles of incorporation, bylaws, code of business conduct and ethics, and Board committee charters form the framework for the governance of our Company. Copies of these documents are available as described below under “Availability of Corporate Governance Documents.”

Code of Business Conduct and Ethics

We have a written Code of Conduct and Ethics that applies to the directors, officers, and employees of, and consultants and contractors to, the Company and its subsidiaries, including the Company’s Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct and Ethics is a set of policies on key integrity issues that will encourage representatives of the Company to act ethically and legally. It includes the Company’s policies with respect to conflicts of interest, compliance with laws, insider trading, corporate opportunities, competition and fair dealing, discrimination and harassment, health and safety, record-keeping, confidentiality, protection and proper use of Company assets, payments to government personnel and reports to and communications with the SEC and the public. Any waivers of the Code of Ethics for directors or executive officers must be approved by our Board and disclosed in a Form 8-K filed with the SEC within four days of the waiver.

Availability of Corporate Governance Documents

You may access our articles of incorporation, our bylaws, our Code of Business Conduct and Ethics, all committee charters, and other corporate governance documents under “Corporate Governance” in the “Investor Relations” section of our website at http://www.pernixtx.com. You also may request printed copies, which will be mailed to you without charge, by writing to us in care of our Corporate Secretary, Pernix Therapeutics Holdings, Inc., 10003 Woodloch Forest Drive, Suite 950, The Woodlands, Texas  77380.

Communications with the Board, Committees, or Individual Directors

Stockholders and other interested parties may communicate with our Board or specific members of our Board, including the members of our various Board committees, by submitting a letter addressed in care of the Board of Directors at the Company’s principal executive offices: Pernix Therapeutics Holdings, Inc., 10003 Woodloch Forest Drive, Suite 950, The Woodlands, Texas 77380. Any stockholder communication addressed in this manner will be delivered, unopened, to the director to whom it is addressed, or to the Chairman if addressed to the Board.

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Our bylaws authorize our Board to appoint one or more committees, each consisting of one or more directors. Our Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Our Board has adopted a charter for each committee, which describes the authority and responsibilities delegated to that committee by the Board. These charters are available as described under “Corporate Governance – Availability of Corporate Governance Documents.”

Director Independence and Board Leadership Structure

As required by our articles, our bylaws, and NASDAQ listing rules, our Board consists of a majority of independent directors. Periodically, and at least annually in connection with its annual recommendation to the Board of a slate of director nominees, the Nominating Committee of our Board reviews the independence of the Board’s current members (and director nominees who are not current members) and reports its findings to the full Board. Our Board then considers all relevant facts and circumstances in making an independence determination, including an analysis from the standpoint of the director and from that of persons or organizations with which the director has an affiliation.

Our Board has determined that, as of the record date, four of our five directors are independent under NASDAQ’s listing rules. Messrs. Blanchard, Elms, Pearce, and Smith are independent; however, Mr. Collins does not qualify as independent, as he currently serves as our Chief Executive Officer.

Our Board has determined that separating the roles of Chief Executive Officer and Chairman is in the best interest of stockholders at this time. The structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for our Board.

We schedule executive sessions at which our independent directors meet without the presence or participation of management. The Chairs of the Audit Committee, Compensation Committee, Nominating Committee each act as presiding director of such executive sessions on a rotating basis.

Board and Committee Meetings

Our Board met eight times in fiscal year 2012.  All members of our Board attended at least 75% of the total number of meetings of the Board and of the Board committees of which he was a member during fiscal 2012.

We encourage our directors to attend every annual meeting of stockholders. Our bylaws require that we schedule a meeting of the Board on the same day as our annual meeting of stockholders, which facilitates our directors’ attendance at the annual meeting. Each of our directors who was serving as a director as of the 2012 annual meeting attended that annual meeting.

The current members of each committee are identified in the following table, which also indicates the number of meetings each committee held in fiscal 2012.  The role of each committee is discussed in detail below.

Board Committee
Director	Audit	Compensation	Nominating
Anthem Blanchard	X	X	Chair
Steven A. Elms	Chair	X	X
Michael Pearce	X
James E. Smith, Jr.		Chair	X
Number of Meetings in 2012	4	3	1
———————

The Audit Committee

Under its charter, the Audit Committee’s responsibilities include:

●	The appointment, compensation, retention, evaluation and oversight of the work of the Company’s independent registered public accounting firm.

●	Reviewing the experience and qualifications of the senior members and lead partner of the independent registered public accounting firm.

●	Reviewing, evaluating and approving the annual engagement proposal of the independent registered public accounting firm.

●	The pre-approval of all auditing services and all non-audit services permitted to be performed by the independent registered public accounting firm.

●	Determining the independence of the Company’s independent registered public accounting firm.

●	Reviewing any audit problems or difficulties the independent registered public accountants may encounter in the course of their audit work.

●	Reviewing all proposed “related person” transactions for potential conflict-of-interest situations.

●
Reviewing and discussing with management and the Company’s independent registered public accounting firm annual audited financial statements, quarterly financial statements, material accounting principles applied in financial reporting and any other release of financial information.

●	Reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management.

●
Reviewing the integrity, adequacy, and effectiveness of the Company’s accounting and financial controls, both internal and external, with the assistance of management and the Company’s independent registered public accounting firm.

●
Discussing with the Chief Executive Officer and Chief Financial Officer of the Company the processes involved in, and any material required as a result of, their Annual Report on Form 10-K and Quarterly Report on Form 10-Q certifications regarding the operation of the internal controls of the Company.

●	Reviewing reports from management and the independent registered public accountants relating to the status of compliance with laws, regulations, and internal procedures.

●
Approving and monitoring the Company’s compliance with the Company’s Code of Business Conduct and Ethics, which covers the conduct and ethical behavior of the directors, officers, and employees of, and consultants and contractors to, the Company and its subsidiaries.

●	Establishing procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company.

Our Audit Committee is also responsible for any audit reports the SEC requires us to include in our proxy statements.  In this proxy statement, the requisite report may be found under the heading, “Audit Committee Report.”

Each member of our Audit Committee also meets the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Exchange Act. None of the members of our Audit Committee has participated in the preparation of our consolidated financial statements or those of our subsidiaries during the past three years, and all are able to read and understand fundamental financial statements and are financially literate under the applicable rules of the SEC and NASDAQ. Our Board has determined that Mr. Elms is an “audit committee financial expert” under SEC rules.

The Compensation Committee

Under its charter, the Compensation Committee’s responsibilities include:

●	Reviewing the compensation practices and policies of the Company to ensure they provide appropriate motivation for corporate performance and increased stockholder value.

●	Approving (or recommending, where stockholder approval is required) any adoption, amendment or termination of compensation programs and plans.

●	Overseeing the administration of the Company’s compensation programs and plans, including the determination of the directors and employees who are to receive awards and the terms of those awards.

●	Conducting periodic surveys of compensation practices of comparable companies.

●	Conducting an annual review and approval of compensation and benefits to directors and senior executives.

●	Reviewing and approving the Company’s policies and procedures with respect to expense accounts and perquisites.

●	Reviewing and approving annual corporate goals and objectives for our Chief Executive Officer.

●
Reviewing the performance of our Chief Executive Officer with regard to such goals and objectives with the independent members of our Board and communicating to our Chief Executive Officer the Board’s evaluation of his performance.

●
Reviewing and recommending to the Board of Directors the “Compensation Discussion and Analysis” if required to be included, as applicable, in our Annual Report on Form 10-K, annual proxy statement, or any information statement.

●	Composing the “Compensation Committee Report,” if required to be included in our annual proxy statement.

●	Analyzing and making recommendations to our Board regarding the directors’ and officers’ indemnification and insurance matters.

●	Conducting an annual performance evaluation of the Compensation Committee.

The Nominating Committee

Under its charter, the Nominating Committee’s responsibilities include:

●	Establishing criteria for selecting new directors.

●	Considering and recruiting candidates to fill new positions on our Board, including any candidate recommended by the stockholders.

●	Conducting appropriate inquiries to establish a candidate’s compliance with the qualification requirements established by the Nominating Committee.

●	Assessing the performance, contributions, and qualifications of individual directors, including those directors slated for re-election.

●	Recommending director nominees for approval by our Board.

●	Evaluating the performance of our Board as a whole and of the Nominating Committee at least annually.

●
Reviewing and making recommendations to our Board with respect to any proposal properly presented by a stockholder for inclusion in our annual proxy statement (which may be referred to any other Board committee as appropriate in light of the subject matter of the proposal).

Other Committees

Our Board may, from time to time, form other committees as circumstances warrant. Any additional committees will have authority and responsibility as may be delegated by our Board, to the extent permitted by our articles, our bylaws, and Maryland law.

DIRECTOR COMPENSATION

Fiscal 2012 Director Compensation

The table below details all compensation the Company paid to our non-employee directors during fiscal year 2012.  Information regarding compensation paid to Mr. Collins, who is employed by the Company as President and Chief Executive Officer, may be found in the Summary Compensation Table.  Mr. Collins does not receive any additional compensation for his service as director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards (2) ($)	All Other Compensation ($)		Total ($)
Anthem H. Blanchard	66,000	90,200	50,243	--		206,443
Steven A. Elms	71,000	90,200	50,243	--		211,443
Michael C. Pearce	88,750	90,200	50,243	17,190	(3)	246,383
James E. Smith, Jr.	58,000	90,200	50,243	--		198,443

(1)
Amounts in this column reflect the aggregate grant date fair value of all stock awards paid to our directors in fiscal 2012, computed in accordance with FASB ASC Topic 718. As of December 31, 2012, directors held options to purchase the following numbers of shares: Mr. Blanchard, 45,000; Mr. Elms, 10,000; Mr. Pearce, 45,000; and Mr. Smith, 45,000.

(2)
Amounts in this column reflect the aggregate grant date fair value of all option awards paid to our directors in fiscal 2012, computed in accordance with FASB ASC Topic 718, using the Black-Scholes option model. For information regarding the assumptions made by us in valuing these option awards, see Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. As of December 31, 2012, directors held the following number of shares of restricted stock: Mr. Blanchard, 10,000; Mr. Elms, 6,667; Mr. Pearce, 10,000; and Mr. Smith, 10,000.

(3)	Mr. Pearce’s “All Other Compensation” figure represents health insurance benefits paid by the Company.

Fiscal 2012 Director Compensation

On March 22, 2012, each non-executive director received a grant of options to purchase 10,000 shares of our common stock and a grant of 10,000 shares of restricted stock. The options and restricted stock each vest on-third per year on the first three anniversaries of the grant date. The options were granted at the market price of $9.02, the closing market price on March 21, 2012. In addition, our Board approved a $5,000 increase in the annual cash compensation of the non-executive Chairman which is reflected in the description of annual cash compensation above; otherwise, the compensation program was unchanged.

Annual Cash Compensation (paid in equal quarterly installments):

●	$30,000 per director
●	additional $40,000 for the non-executive Chairman of the Board
●	additional $7,000 for each committee on which the director serves (except as chairman)
●	additional $10,000 for each committee on which the director serves as chairman

Equity Compensation:

●	annual grant of restricted stock, vesting over a three-year period
●	annual grant of options to purchase common stock, vesting over a three-year period, with the number of shares and options to be determined by the Compensation Committee annually.

EXECUTIVE COMPENSATION

Fiscal 2012 Summary Compensation Table

As of December 31, 2012, the Company had three executive officers, Messrs. Collins, Becker, and Hrushka (our “Named Executive Officers” or “NEOs”). The following table sets forth all compensation paid to our NEOS in fiscal 2012 and 2011.

Name and Principal Position(1)	Year	Salary ($)	Bonus (2) ($)	Stock Awards(3) ($)		Option Awards(4) ($)		All Other Compensation(5) ($)	Total ($)

Cooper C. Collins	2012	356,667	15,000	--		--		39,889	411,556
President and	2011	290,000	300,000	--		--		39,104	629,104
Chief Executive Officer

David P. Becker(6)	2012	266,667	10,962	1,214,890	(7)	--		30,773	1,523,292
Former Chief Financial Officer	2011	17,398	--	--		759,329	(7)	750	777,477

Charles S. Hrushka(6)	2012	175,000	--	--		290,770	(8)	23,273	489,043
Former Vice President of	2011	13,237	--	--		--		750	13,987
Sales and Marketing

(1)	The individuals listed in this table were named executive officers of the Company as of December 31, 2012 except as otherwise described herein.
(2)
Our compensation committee awards cash bonuses to our executive officers to reward commendable performance of specially designated tasks or outstanding performance of assigned responsibilities.  These bonuses are discretionary and are not calculated or paid according to a formula or specific time frame or schedule.

(3)
Represents a grant of time-based restricted stock, valued based on the aggregate grant date fair value at the closing sale price per share of our common stock on the date of grant in accordance with FASB ASC Topic 718.

(4)
Represents grants of stock options, valued under the Black-Scholes option model accordance with FASB ASC Topic 718.  For information regarding the assumptions made by us in valuing these option awards, see Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.  For details on the terms of these awards, please see “Outstanding Equity Awards.”

(5)
For each executive, “All Other Compensation” in 2012 includes (i) an auto allowance of $9,000 for each executive, (ii) medical and dental insurance coverage (Mr. Collins, $13,097; Mr. Becker, $13,052; and Mr. Hrushka, $12,893), and (iii) matching Company contributions to the executive’s 401(k) account (Mr. Collins, $17,000; Mr. Becker, $8,720; and Mr. Hrushka, $1,380).

(6)	Each of Messrs. Becker and Hrushka were hired on December 5, 2011. Mr. Hrushka resigned from his position on January 18, 2013, and Mr. Becker resigned from his position effective March 31, 2013.
(7)
In fiscal 2012, Mr. Becker surrendered the unvested options he had received in fiscal 2011 in exchange for a restricted stock award.  However, Mr. Becker never realized any value from either award, as the options were not vested at the time of the exchange and his entire restricted stock award was forfeited as of his termination of employment on March 31, 2013.

(8)	All of these stock options were forfeited upon Mr. Hrushka’s termination of employment on January 18, 2013.

Employment Agreements with Executive Officers

The Company currently has no employment agreements with its executive officers, as Mr. Cooper’s most recent employment agreement expired on June 1, 2011 and he now serves on an at-will basis, and Messrs. Becker and Hrushka have each terminated employment with the Company (on March 31, 2013 and January 18, 2013, respectively).

However, as of December 31, 2012, each of Messrs. Becker and Hruskha was party to an employment agreement with the Company, as described below.

Mr. Becker. The Company entered into an employment letter with Mr. Becker on December 5, 2011 pursuant to which Mr. Becker received an annual base salary of $230,000, a monthly car allowance, family health benefits and was eligible to receive bonus payments as our Board may determine. Mr. Becker also received a stock option award of 150,000 stock options on his first day of employment. These options vested ratably over three years and expired ten years from the date of issuance. Upon termination without cause, Mr. Becker was eligible to receive severance equivalent to one year of annual salary at his then-current rate and the cash equivalent of one year of his health benefits. In fiscal 2012, Mr. Becker surrendered the unvested options he had received in fiscal 2011 in exchange for a restricted stock award. However, Mr. Becker never realized any value from either award, as the options were not vested at the time of the exchange and his entire restricted stock award was forfeited as of his termination of employment on March 31, 2013.

Mr. Hrushka. The Company entered into an employment letter with Mr. Hrushka on December 5, 2011 pursuant to which Mr. Hrushka received an annual base salary of $175,000, a monthly car allowance, family health benefits and was eligible to receive bonus payments as our Board may determine. Mr. Hrushka was also eligible to receive a stock option award of 50,000 stock options subject to certain terms and conditions. These options vested ratably over three years and expired ten years from the date of grant. Upon termination without cause, Mr. Hrushka was eligible to receive severance equivalent to one year of annual salary at his then current rate and the cash equivalent of one year of his health benefits. Mr. Hrushka resigned on January 18, 2013 prior to the vesting of any of his options, and as a result, all of his options have terminated.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers of the Company as of December 31, 2012.

Name	Outstanding Equity Awards at December 31, 2012
	Option Awards					Stock Awards
	Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
	Exercisable (#)	Unexercisable (#)
Cooper C. Collins	--	--		--	--	--		--
David Becker	--	---		--	--	200,000	(1)	1,550,000
Charles Hrushka(3	--	50,000	(2)	10.35	1/20/2022	--		--

(1)
Mr. Becker was awarded 150,000 options on December 5, 2011, his first day of employment, but elected to exchange his unvested options effective December 7, 2012 for a restricted stock award of 200,000 shares. However, Mr. Becker never realized any value from either award, as the options were not vested at the time of the exchange and his entire restricted stock award was forfeited as of his termination of employment on March 31, 2013.

(2)	Mr. Hrushka resigned on January 18, 2013 prior to the vesting of any of his options, and as a result, all of his options have terminated.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)
(PROPOSAL 2)

We are seeking stockholder approval of the compensation of our Named Executive Officers as disclosed in this proxy statement. This vote is not intended to address any specific compensation arrangement or amount, but rather the overall compensation of our Named Executive Officers and our compensation practices as disclosed under the “Executive Officer Compensation” section of this proxy statement. This disclosure includes the compensation tables and the accompanying narrative compensation disclosures.

This non-binding advisory proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Exchange Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), which was enacted in July 2010. We are asking stockholders to vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the Company’s 2013 annual meeting of stockholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission, is hereby APPROVED.”

We understand that our executive compensation practices are important to our stockholders. Our core executive compensation philosophy is based on pay for performance, and we believe that our executive compensation program is strongly aligned with the long-term interests of our stockholders.

Because your vote is advisory, it will not be binding on the Board of Directors and it will not directly affect or otherwise limit any existing compensation or award arrangement of any of our NEOs. However, our Compensation Committee does intend to take into account the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends a vote FOR approval of our executive compensation as disclosed in this proxy statement.

ADVISORY VOTE ON THE FREQUENCY OF THE SAY-ON-PAY VOTE (“FREQUENCY VOTE”)
(PROPOSAL 3)

The Dodd-Frank Act also requires that we provide our stockholders the opportunity to vote, on a non-binding, advisory basis, to indicate a preference on how frequently we should hold a say-on-pay vote. Accordingly, we are asking our stockholders to indicate, on a non-binding, advisory basis, whether they would prefer an advisory vote on the compensation of our named executive officers to occur every one, two or three years.

Our Board recommends that we hold an advisory vote on the compensation of our named executive officers every year. In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders. Our Board believes that an annual vote is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

Our Board and the Compensation Committee will carefully consider the outcome of the vote when making future decisions on the frequency of advisory votes on executive compensation. However, because this vote is advisory and not binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency that has been selected by our stockholders.

In voting on this proposal, stockholders may choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation. Because this advisory vote has three possible substantive responses (every one year, every two years, or every three years), we will consider stockholders to have “approved” the frequency selected by a plurality of the shares voted. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

The Board unanimously recommends a vote to hold the say-on-pay vote EVERY YEAR.

AUDIT COMMITTEE REPORT

The Audit Committee reviews our Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the preparation of our consolidated financial statements and our filings, including the design and implementation of our Company’s internal controls. Our Audit Committee oversees the integrity of our financial statements, reports, and other financial information, our compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence, and performance. Our Audit Committee operates under a written charter, which is available as described under “Corporate Governance – Availability of Corporate Governance Documents.”

In this context, the Audit Committee has met and held discussions with management regarding the assessment of our Company’s internal controls over financial reporting. The Audit Committee has also met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of our Company’s results. The Audit Committee has discussed significant accounting policies applied by the Company in its consolidated financial statements, as well as alternative treatments. Management represented to the Audit Committee that our Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114.

In addition, the Audit Committee reviewed and discussed with the independent registered public accounting firm the auditor’s independence from the Company and its management. As part of that review, the Audit Committee received the written disclosures and letter required by Public Company Accounting Oversight Board, or PCAOB, Rule 3526 (Communication with Audit Committees Concerning Independence) and by all relevant professional and regulatory standards relating to the independent registered public accounting firm’s independence from the Company. The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to our Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management. The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their respective audits.

The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, and the overall quality of the Company’s financial reporting. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

By the Audit Committee:

Steven A. Elms, Chair
Anthem H. Blanchard
Michael Pearce

PROPOSAL TO RATIFY THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 4)

Our Audit Committee has appointed Cherry Bekaert LLP to audit our consolidated financial statements for the fiscal year ending December 31, 2013, and recommends that the stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Cherry Bekaert LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Board unanimously recommends that stockholders vote FOR the proposal to ratify the retention of
Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2013.

The following table shows the fees paid or accrued by our Company for the audit and other services provided by Cherry Bekaert LLP for fiscal years 2012 and 2011.

	2012	2011
Audit Fees (1)	$410,306	$228,018
Audit-Related Fees (2)	51,660	57,827
Tax Fees (3)	95,600	52,455
All Other Fees	---	—
Total	$557,566	$338,300
———————
(1)
“Audit Fees” represent fees for professional services rendered by Cherry Bekaert LLP for fiscal years 2012 and 2011 for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K for those respective fiscal years, the review of financial statements included in our Quarterly Reports on Form 10-Q for those respective years and any services normally provided by these firms in connection with statutory and regulatory filings or engagements.

(2)
“Audit-Related Fees” represent fees for assurance and related services by Cherry Bekaert LLP for fiscal years 2012 and 2011 that are reasonably related to the performance of the audit or review of our consolidated financial statements for those respective fiscal years and are not reported under “Audit Fees.” These fees consisted primarily of accounting consultations relating to the preparation and filing of our definitive proxy statement and relating to the analysis of several potential acquisitions, including our acquisition of Cypress Pharmaceutical, Inc. in December 2012 and our acquisition of Somaxon Pharmaceuticals, Inc., completed in March 2013.

(3)	“Tax Fees” represent fees for professional services rendered by Cherry Bekaert LLP for fiscal years 2012 and 2011 for tax compliance, tax advice and tax planning.

Our Audit Committee is required to pre-approve the audit and non-audit services performed for us by our independent registered public accounting firm in order to assure that the provision of such services does not impair the independence of our independent registered public accounting firm. Prior to the beginning of our fiscal year, our Audit Committee typically pre-approves certain general audit and non-audit services up to specified cost levels. Any audit or non-audit services that are not generally pre-approved in this manner require specific pre-approval by our Audit Committee. While our Audit Committee may delegate pre-approval authority to one or more of its members, the member or members to whom such authority is delegated must report any pre-approval decisions to our Audit Committee at its next scheduled meeting. Our Audit Committee does not delegate its responsibilities to pre-approve services performed by our independent registered public accounting firm to management.

All of the services described in “Audit-Related Fees,” “Tax Fees” and “All Other Fees” in the table above were approved by the Audit Committee as required by the SEC (in Rule 2-01 of Regulation S-X, paragraph c(7)(i)(C)).

SECTION 16(A)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file initial reports of ownership and changes in ownership with the SEC.  Directors and officers and stockholders owning more than ten percent of our common stock are required by the SEC to furnish us with copies of all reports filed pursuant to Section 16(a).

Based on our review of Section 16(a) reports filed by or on behalf of our directors, officers, and stockholders owning greater than ten percent of our common stock, or written representations that no filings were required, we believe that all such required reports were filed on a timely basis during fiscal year 2012, except for one Form 4 filed three days late by David Becker reporting two transactions.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Related Person Policy

The Board of Directors has adopted a written Related Person Transaction Approval Policy (referred to as the “Related Person Policy”) that is administered by the Audit Committee of the Board of Directors. The Related Person Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a “related person” as defined by the SEC (Item 404 of Regulation S-K) has a direct or indirect material interest.

Under the Related Person Policy, the facts and circumstances of the proposed transaction will be provided to senior management, which will determine whether the proposed transaction is a related person transaction that requires further review. Transactions that fall within the definition will be submitted to the Audit Committee for approval, ratification or other action at the next Audit Committee meeting or, in those instances in which senior management determines that it is not practicable or desirable to wait until the next Audit Committee meeting, to the Chairman of the Audit Committee. The Audit Committee or the Chairman, as applicable, may approve, based on good faith consideration of all the relevant facts and circumstances, only those related person transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders.

In addition, senior management will review quarterly reports of amounts paid or payable to, or received or receivable from, any related person and determine if there are any related person transactions that were not previously approved or ratified under the Related Person Policy. The Audit Committee will evaluate all options available, including, but not limited to, ratification, amendment, termination or rescission and, where appropriate, take disciplinary action. The Audit Committee will request that senior management evaluate the Company’s controls to ascertain the reason the transaction was not submitted to the Audit Committee for prior approval.

Certain Relationships and Transactions

There were no transactions or relationships in 2012 for which the board was required to review the Related Person Policy.

OTHER MATTERS

We know of no other matters to be submitted at the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated:  April 26, 2013

PERNIX THERAPEUTICS HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 19, 2013 AT 11:00 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of PERNIX THERAPEUTICS HOLDINGS, INC., a Maryland corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated April 26, 2013, and hereby appoints Cooper C. Collins and Tracy Clifford, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2013 Annual Meeting of Stockholders of the Company, to be held on June 19, 2013 at 11:00 a.m., local time, at the main office of Pernix Therapeutics Holdings, Inc., 10003 Woodloch Forest Drive, Suite 950, The Woodlands, Texas 77380, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.
A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

ABC HOLDER 400 MY STREET CHICAGO, IL 60605
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/PTX
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF PERNIX THERAPEUTICS HOLDINGS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect five directors for a term of one year		☐	☐
	Michael C. Pearce				☐
	Cooper C. Collins				☐	CONTROL ID:
	Anthem H. Blanchard				☐	REQUEST ID:
	Steven A. Elms				☐
	James E. Smith, Jr.				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To approve, on an advisory basis, the Company’s executive compensation as disclosed in the 2013 proxy statement		☐	☐	☐
Proposal 3		à	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	To indicate, on an advisory basis, how frequently the Company should hold an advisory vote on executive compensation		☐	☐	☐	☐
Proposal 4		à	FOR	AGAINST	ABSTAIN
	To ratify the selection of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of all directors; FOR approval of the Company’s executive compensation as disclosed in the 2013 proxy statement, in favor of holding an advisory vote on executive compensation every ONE YEAR; FOR the ratification of the appointment of Cherry Bekaert LLP, an independent registered public accounting firm, as the independent auditors of the Company for the fiscal year ending December 31, 2013; and as the Board of Directors may recommend on such other matters as may come before the meeting or any postponement or adjournment thereof.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2013

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)